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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): March 11, 2008

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                               InterDigital, Inc.
             (Exact name of registrant as specified in its charter)



         Pennsylvania               1-11152                 23-1882087
 (State or other jurisdiction     (Commission             (IRS Employer
       of incorporation)          File Number)          Identification No.)



781 Third Avenue, King of Prussia, Pennsylvania             19406-1409
     (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01.   Other Events.
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Nokia and Samsung Litigation Update.
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       On February 27, 2008, Nokia Inc. and Nokia Corporation (collectively,
"Nokia") filed a motion to extend the Target Date in the United States International Trade Commission ("USITC") investigation captioned In re Certain 3G Mobile Handsets and Components Thereof, Investigation No. 337-TA-613 ("Investigation"). On March 4, 2008, Samsung Electronics Co. Ltd and its affiliates involved in the Investigation ("Samsung") joined Nokia's motion. On March 6, 2008, InterDigital Technology Corp. and InterDigital Communications, LLC filed an opposition to this motion.

       On March 11, 2008, the Honorable Paul J. Luckern, the Administrative Law Judge overseeing the Investigation, issued an order denying the motion to extend the Target Date. The evidentiary hearing in the Investigation is scheduled for April 21 - May 1, 2008. Judge Luckern is scheduled to file his initial determination by July 11, 2008, and the USITC is scheduled to render a final determination in the Investigation by the Target Date of November 12, 2008.



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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               INTERDIGITAL, INC.


                               By: /s/ Steven W. Sprecher
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                                   Steven W. Sprecher
                                   Assistant Secretary



Date:  March 12, 2008